UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

YRC Worldwide Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the YRC Worldwide Inc. 2008 Annual Meeting of Stockholders to be held on May 15, 2008.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Notice of Annual Meeting and Proxy Statement /Annual Report

To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before May 1, 2008.

To request material:      Internet: www.proxyvote.com      Telephone: 1-800-579-1639      **Email: sendmaterial@proxyvote.com

**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

YRC WORLDWIDE
Vote In Person
You may attend the annual meeting and, if permitted, vote your shares. Please check the proxy materials for the requirements to vote at the annual meeting.
P.O. BOX 7563	Vote By Internet
OVERLAND PARK, KS 66207	To vote now by Internet, go to WWW.PROXYVOTE.COM. Please check the proxy materials for the voting deadlines. Have your notice in hand when you access the web site and follow the instructions.

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Meeting Location

The YRC Worldwide Inc. 2008 Annual Meeting for stockholders
of record on March 18, 2008 will be held on May 15, 2008 at
10:00 a.m. Central time
at:	YRC Worldwide Inc.

10990 Roe Avenue

Overland Park, Kansas 66211

___________________________________________________

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Voting items

The YRC Worldwide Inc. Board of Directors recommends a vote FOR all director nominees listed below and FOR the other listed proposals.

1.	The election of directors.

01)	Michael T. Byrnes	06)	Phillip J. Meek
02)	Cassandra C. Carr	07)	Mark A. Schulz
03)	Howard M. Dean	08)	William L. Trubeck
04)	Dennis E. Foster	09)	Carl W. Vogt
05)	John C. McKelvey	10)	William D. Zollars

2.	The approval of an amendment to the Company’s 2004 Long-Term Incentive and Equity Award Plan and re-approval of such plan pursuant to Section 162(m) of the Internal Receive Code of 1986, as amended.

3.	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2008.

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